ANNUAL REPORT

December 31, 2000

MUTUAL FINANCIAL SERVICES FUND

[FRANKLIN TEMPLETON INVESTMENTS LOGO]


PAGE


Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.


[PHOTO RAYMOND GAREA]

RAYMOND GAREA
Portfolio Manager
Mutual Financial Services Fund

PETER A. LANGERMAN
Chief Executive Officer
Franklin Mutual Advisers, LLC

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Now you can access online information about your Fund, including this shareholder report. Find our Web site at franklintempleton.com, your online resource for fund literature, prices and performance, investor information and around-the-clock account services.
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SHAREHOLDER LETTER

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Your Fund's Goal: Mutual Financial Services Fund seeks capital appreciation, with income as a secondary goal, by investing primarily in common and preferred stocks, bonds and convertible securities issued by companies in the financial services industry. The Fund normally will have at least 65% of its assets invested in the securities of issuers such as banks, savings and loan organizations, credit card companies, brokerage firms, finance companies, sub-prime lending institutions, investment advisors and insurance companies.
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Dear Shareholder:

We are pleased to bring you this annual report for Mutual Financial Services Fund, covering the period ended December 31, 2000. The year was a historic one in many ways. The U.S. economy extended its record economic expansion for yet another year. Stock market indexes reached all-time highs, then proceeded to plummet with alarming speed as the technology bubble burst. The world watched as the U.S. and its Constitution were put to an unprecedented test in determining the outcome of one of the closest and most controversial presidential elections in its history.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 16.


CONTENTS

Shareholder Letter ........................................................    1

Performance Summary .......................................................    8

Financial Highlights &
Statement of Investments ..................................................   12

Financial Statements ......................................................   20

Notes to Financial Statements .............................................   24

Independent Auditors' Report ..............................................   31

Tax Designation ...........................................................   32

FUND CATEGORY

[PYRAMID GRAPHIC]
PAGE
PORTFOLIO BREAKDOWN
Based on Total Net Assets
12/31/00

Banks                      44.3%
Diversified Financials     21.9%
Insurance                  14.1%
Corporate Bonds             2.1%
Government Agencies &
Other Net Assets           17.6%



The Federal Reserve Board (the Fed), increasingly concerned about tight labor markets, soaring equity values and building inflationary pressures, raised its benchmark federal funds target rate 1.00% through three rate increases in an attempt to slow economic growth. Rising oil and natural gas prices also began to act as a drag on the economy. These combined forces began to have their intended effect as we entered the third quarter. Companies missed earnings expectations with increasing frequency as a strong dollar exacerbated the earnings impact of a slowing economy. The technology sector weakened considerably as many once-fabled dot-com companies failed. The economy appeared to be slowing meaningfully as the year drew to a close, evidenced by slumping auto sales, anemic retail holiday sales, a barrage of earnings disappointments and some indications of a weakening employment picture.

It is clear that the series of interest-rate increases, coupled with the Nasdaq Composite Index's collapse, produced a year of extraordinary volatility for financial services stocks.(1) What is not so clear, and what we will discuss further below, is the impact of the Fed's next move, whether the economy will tip into recession and the likely behavior of financial stocks in response to these events.

The year 2000 was a trying one for financial services stocks, notwithstanding the strong positive returns generated through this period. Mutual Financial Services Fund - Class Z performed very well, on both an absolute and relative basis, and posted a 32.29% one-year cumulative total return, as shown in the Performance Summary beginning on page 8.

1. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S.-based common stocks listed on The Nasdaq Stock Market(R). The index is market-value weighted and includes more than 4,000 companies.


2
PAGE
At one point in early March, the Fund was down 17%, but experienced a spectacular rally through May, only to give back half of these "gains" in June. Since then, financial stocks have become the "in" group and performance was very strong. The Fund significantly outperformed the Nasdaq Bank Index, which returned 17.74%. The Fund's performance also compared favorably with its benchmark, the KBW 50 Total Return Index, which increased 20.06% during the same time.(2)

We also compared favorably against a universe of 76 financial services funds whose median performance for the one-year period was 26.61%.(3) The broad-based Standard & Poor's 500(R) (S&P 500(R)) Composite Index, which is heavily weighted with non-financial services issues, returned -9.11% during the same time.(4)

Several factors aided the Fund's strong performance relative to the indexes and to its fund peer group in 2000. Within financial services, there were wide disparities in stock price


2. Sources: Standard and Poor's Micropal; Keefe, Bruyette & Woods, Inc. The Nasdaq Bank Index contains all types of banks and savings institutions and related holding companies, and establishments performing functions closely related to banking, such as check cashing agencies, currency exchanges, safe deposit companies and corporations for banking abroad. The KBW 50 Total Return Index is a market capitalization-weighted index used by investors to assess performance and by banking companies to compare their own stock market and total return performance against an industry peer group. When substitutions in the KBW 50 occur, they usually result from merger or failure. The indexes are unmanaged and do not include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

3. Source: Lipper Inc. The Lipper Financial Services Funds Average for this period consisted of 76 funds and does not include sales charges or the effects of expense limitations. Past expense reductions by the Fund's manager increased the Fund's total return. The Fund's performance relative to the Lipper Average may have differed if these factors had been considered.

4. Source: Standard and Poor's Micropal. The S&P 500 Composite Index consists of 500 domestic stocks comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                                                               3
PAGE
performance among the various subsectors, as well as significant differences among companies themselves. For example, regional bank stocks lagged significantly in 1999, and we reduced our exposure to this group in the latter part of that year. In spite of their apparent appeal to value investors like us, we were not tempted to take meaningful positions in them during 2000. Our analysis proved to be correct as the KBW Regional Bank Index increased only 8.70% during the reporting period, an indication that this group underperformed.(5)

Insurance stocks contributed significantly to the Fund's performance in several ways. First, we overweighted this industry compared with its market capitalization relative to the rest of financial services, which proved to be a wise decision. Second, due to the passage of the Financial Services Modernization Act, we believed many life insurance companies would be acquired at sizeable premiums to where their stocks were trading in late 1999 and early 2000. Finally, with property and casualty stocks trading at discounts to book value, bond insurers trading at discounts to adjusted book value, and mortgage insurers trading at single-digit earnings multiples but with 15% earnings growth and improving fundamentals, we saw extraordinary opportunities.

Several of the Fund's holdings performed remarkably well during the 12-month period -- TCF Financial, Industrial Alliance, Greenpoint Financial, XL Capital, Dime Bancorp and


5. Source: Keefe, Bruyette & Woods, Inc. The KBW Regional Bank Index, with a 1/3/00 inception, is an equal-weighted index consisting of large regional banks. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4
PAGE
Renaissance Holdings. These holdings increased 70% or more during the year and had a sizeable positive effect on the Fund's share price.

The first two warrant comment. TCF Financial, a very well-run, mid-size Midwestern bank, was the single largest contributor to the Fund's performance in 2000 and the second-highest percentage gainer. Consistently better than expected earnings growth drove the stock price dramatically higher in 2000. In our view, the company's expansion decisions in late 1998 and 1999, which the market hated because near-term earnings would increase a couple of percent less than anticipated, have proven to be a big winner. We remain delighted that we had the opportunity to invest at such attractive levels.

Industrial Alliance is a small capitalization, formerly mutualized Canadian insurance company that came public in early 2000 at a sizeable discount to book value. At the time, financials were out of favor and small cap financials were not even worthy of discussion -- a perfect opportunity for us -- and we bought a meaningful position. Today, the market values the company at a premium to embedded value (i.e., approximately two times book value), which has become the popular valuation metric for life insurance companies.

Looking to the future, we believe there are two keys to financial stocks' near-term performance: (1) How soon and how aggressively the Fed will lower interest rates, and (2) whether the U.S. economy avoids a hard landing and a recession. It may seem trite, but at present, nothing else seems to matter.

In this context, we are positioning the portfolio cautiously, not because we think we can predict the outcomes of the two issues stated above, but because the market seems to believe


TOP 10 HOLDINGS
12/31/00

 COMPANY                                                              % OF TOTAL
 INDUSTRY, COUNTRY                                                    NET ASSETS
--------------------------------------------------------------------------------
U.S. Bancorp                                                              3.9%
Banks, U.S.

TCF Financial Corp.                                                       3.3%
Banks, U.S.

Household International Inc.                                              3.2%
Diversified Financials, U.S.

Commercial Federal Corp.                                                  3.0%
Banks, U.S.

Sovereign Bancorp Inc.                                                    3.0%
Banks, U.S.

State National Bancshares Inc.                                            2.6%
Banks, U.S.

Superior Financial Corp.                                                  2.6%
Banks, U.S.

CIT Group Inc., A                                                         2.4%
Diversified Financials, U.S.

Anglo Irish Bank Corp. PLC                                                2.2%
Banks, Irish Republic

Heller Financial Inc.                                                     2.2%
Diversified Financials, U.S.


                                                                               5
PAGE
that we will have a rosy outcome. Consequently, risk and return are out of balance. More to the point, we are concerned about credit quality within the credit-granting sectors of financial services, even if we avoid a recession. We remain especially cautious on regional banks because we continue to believe they will struggle to grow revenue at attractive rates, find it difficult to attract low-cost deposits, and in the near term, may face a difficult environment for loan quality. We expect their underperformance to continue in 2001.

Notwithstanding the above, we continue to find and invest in attractive opportunities that we believe will produce compelling returns. Many of these are in small and medium capitalization companies at very attractive valuations with superior fundamental prospects. We expect these companies to contribute significantly to investment performance in the coming year.

As always, we appreciate your interest in Mutual Financial Services Fund and welcome your comments and suggestions, either through regular mail or by email at mutualseries@frk.com.

Sincerely,


/s/ Raymond Garea


Raymond Garea
Portfolio Manager
Mutual Financial Services Fund


6
PAGE
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The Fund's value-oriented strategy may include investments in companies involved in mergers, reorganizations, restructurings or liquidations. It is important to remember that the Fund may invest in lower-rated "junk bonds," which entail higher credit risks, as well as in foreign securities involving risks such as political uncertainty or fluctuations in foreign exchange rates in areas where the Fund invests.

It is also important to note that stocks offer the potential for long-term gains but can be subject to short-term up and down price movements. Securities of companies involved in mergers, liquidations and reorganizations, and distressed/bankruptcy investments involve higher credit risks. These and other risks are discussed in the prospectus.

This discussion reflects our views, opinions and portfolio holdings as of December 31, 2000, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------


                                                                               7
PAGE
PERFORMANCE SUMMARY AS OF 12/31/00

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


Class Z: No initial sales charge or Rule 12b-1 fees and are available only to certain investors, as described in the prospectus.*

Class A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge. Thus total returns may differ.*

Class B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.*

Class C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

* Past expense reductions by the Fund's manager increased the Fund's total return. Without these reductions, the Fund's total returns would have been lower.

PRICE AND DISTRIBUTION INFORMATION


CLASS Z                                        CHANGE     12/31/00      12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           $3.28      $16.33         $13.05
Distributions (1/1/00 - 12/31/00)
Dividend Income                               $0.2432
Short-Term Capital Gain                       $0.4515
Long-Term Capital Gain                        $0.1223
                                              -------
    Total                                     $0.8170

CLASS A                                        CHANGE     12/31/00      12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           $3.28      $16.35         $13.07
Distributions (1/1/00 - 12/31/00)
Dividend Income                               $0.1942
Short-Term Capital Gain                       $0.4515
Long-Term Capital Gain                        $0.1223
                                              -------
    Total                                     $0.7680

CLASS B                                        CHANGE     12/31/00      12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           $3.21      $16.21         $13.00

Distributions (1/1/00 - 12/31/00)
Dividend Income                               $0.1333
Short-Term Capital Gain                       $0.4515
Long-Term Capital Gain                        $0.1223
                                              -------
    Total                                     $0.7071

CLASS C                                        CHANGE     12/31/00      12/31/99
--------------------------------------------------------------------------------
Net Asset Value (NAV)                           $3.27      $16.32         $13.05
Distributions (1/1/00 - 12/31/00)
Dividend Income                               $0.1040
Short-Term Capital Gain                       $0.4515
Long-Term Capital Gain                        $0.1223
                                              -------
    Total                                     $0.6778


Mutual Financial Services Fund paid distributions derived from long-term capital gains of 12.23 cents ($0.1223) per share in December 2000. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


8
PAGE
PERFORMANCE

                                                                       INCEPTION
CLASS Z                                    1-YEAR         3-YEAR       (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  32.29%         48.32%         83.94%
Average Annual Total Return(2)              32.29%         14.04%         19.84%
Value of $10,000 Investment(3)            $13,229        $14,832        $18,394



                                                                       INCEPTION
CLASS A                                    1-YEAR        3-YEAR        (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                  31.90%         47.01%         82.19%
Average Annual Total Return(2)              24.29%         11.48%         17.42%
Value of $10,000 Investment(3)            $12,429        $13,855        $17,172



                                                                       INCEPTION
CLASS B                                                     1-YEAR      (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                                   31.00%      35.83%
Average Annual Total Return(2)                               27.00%      14.82%
Value of $10,000 Investment(3)                               $12,700     $13,183



                                                                       INCEPTION
CLASS C                                          1-YEAR      3-YEAR    (8/19/97)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                        31.08%      44.21%      78.35%
Average Annual Total Return(2)                    28.80%      12.61%      18.40%
Value of $10,000 Investment(3)                  $12,880     $14,282     $17,658




1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges. These returns reflect periods of rapidly rising stock markets and such gains may not continue.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class. These returns reflect periods of rapidly rising stock markets and such gains may not continue.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility and the social, economic and political climates of countries where the Fund invests. You may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------



Past performance does not guarantee future results.                            9
PAGE
TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvested dividends. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.


AVERAGE ANNUAL TOTAL RETURN

Class Z                                                                 12/31/00
--------------------------------------------------------------------------------
1-Year                                                                   32.29%

3-Year                                                                   14.04%

Since Inception (8/19/97)                                                19.84%

AVERAGE ANNUAL TOTAL RETURN

Class A                                                                 12/31/00
--------------------------------------------------------------------------------
1-Year                                                                   24.29%

3-Year                                                                   11.48%

Since Inception (8/19/97)                                                17.42%


CLASS Z (8/19/97-12/31/00)


                              [CLASS Z LINE CHART]

GRAPHIC MATERIAL (1)

This graph compares the performance of Mutual Financial Services Fund - Class Z, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index and KBW 50 Total Return Index from 8/19/97-12/31/00.

    DATE                   MUTUAL FINANCIAL       S&P 500(4)      KBW 50 TOTAL
                             SERVICES FUND                       RETURN INDEX(4)
--------------------------------------------------------------------------------
08/19/1997                     $10,000              $10,000           $10,000
09/30/1997                     $11,270              $10,319           $10,541
12/31/1997                     $12,402              $10,615           $11,156
03/31/1998                     $14,553              $12,096           $12,430
06/30/1998                     $14,442              $12,495           $12,454
09/30/1998                     $11,879              $11,252            $9,793
12/31/1998                     $13,281              $13,649           $12,079
03/31/1999                     $13,291              $14,328           $12,446
06/30/1999                     $14,965              $15,338           $13,305
09/30/1999                     $13,937              $14,381           $11,315
12/31/1999                     $13,904              $16,521           $11,660
03/31/2000                     $13,659              $16,900           $11,925
06/30/2000                     $14,051              $16,450           $11,084
09/30/2000                     $17,179              $16,290           $13,574
12/31/2000                     $18,394              $15,015           $13,998

CLASS A (8/19/97-12/31/00)

                              [CLASS A LINE CHART]


This graph compares the performance of Mutual Financial Services Fund - Class A, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index and KBW 50 Total Return Index from 8/19/97-12/31/00.

    DATE                   MUTUAL FINANCIAL        S&P 500(4)     KBW 50 TOTAL
                            SERVICES FUND                        RETURN INDEX(4)
--------------------------------------------------------------------------------
08/19/1997                      $9,425              $10,000           $10,000
09/30/1997                     $10,622              $10,319           $10,541
12/31/1997                     $11,681              $10,615           $11,156
03/31/1998                     $13,716              $12,096           $12,430
06/30/1998                     $13,593              $12,495           $12,454
09/30/1998                     $11,173              $11,252            $9,793
12/31/1998                     $12,476              $13,649           $12,079
03/31/1999                     $12,476              $14,328           $12,446
06/30/1999                     $14,035              $15,338           $13,305
09/30/1999                     $13,061              $14,381           $11,315
12/31/1999                     $13,019              $16,521           $11,660
03/31/2000                     $12,780              $16,900           $11,925
06/30/2000                     $13,135              $16,450           $11,084
09/30/2000                     $16,037              $16,290           $13,574
12/31/2000                     $17,172              $15,015           $13,998




For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


10
PAGE
AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                 12/31/00
--------------------------------------------------------------------------------
1-Year                                                                   27.00%
Since Inception (1/1/99)                                                 14.82%


AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                 12/31/00
--------------------------------------------------------------------------------
1-Year                                                                   28.80%

3-Year                                                                   12.61%

Since Inception (8/19/97)                                                18.40%

Class B (1/1/99 - 12/31/00)

                              [CLASS B LINE CHART]

This graph compares the performance of Mutual Financial Services Fund - Class B, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index and KBW 50 Total Return Index from 1/1/99-12/31/00.

    DATE                                             S&P 500(4)       KBW 50
                                  MUTUAL FINANCIAL                    TOTAL
                                     SERVICES FUND               RETURN INDEX(4)
--------------------------------------------------------------------------------
01/01/1999                             $10,000          $10,000        $10,000
03/31/1999                              $9,984          $10,498        $10,304
06/30/1999                             $11,215          $11,238        $11,015
09/30/1999                             $10,419          $10,537         $9,367
12/31/1999                             $10,369          $12,105         $9,653
03/31/2000                             $10,161          $12,382         $9,873
06/30/2000                             $10,424          $12,053         $9,176
09/30/2000                             $12,714          $11,936        $11,238
12/31/2000                             $13,183          $11,001        $11,589

Class C (8/19/97 - 12/31/00)

                              [CLASS C LINE CHART]

This graph compares the performance of Mutual Financial Services Fund - Class C, as tracked by the growth in value of a $10,000 investment, to that of the S&P 500 Index and KBW 50 Total Return Index from 8/19/97-12/31/00.

    DATE                                             S&P 500(4)      KBW 50
                                    MUTUAL FINANCIAL                 TOTAL
                                     SERVICES FUND               RETURN INDEX(4)
--------------------------------------------------------------------------------
08/19/1997                            $9,901          $10,000          $10,000
09/30/1997                           $11,158          $10,319          $10,541
12/31/1997                           $12,245          $10,615          $11,156
03/31/1998                           $14,340          $12,096          $12,430
06/30/1998                           $14,200          $12,495          $12,454
09/30/1998                           $11,655          $11,252           $9,793
12/31/1998                           $12,994          $13,649          $12,079
03/31/1999                           $12,974          $14,328          $12,446
06/30/1999                           $14,577          $15,338          $13,305
09/30/1999                           $13,533          $14,381          $11,315
12/31/1999                           $13,471          $16,521          $11,660
03/31/2000                           $13,203          $16,900          $11,925
06/30/2000                           $13,550          $16,450          $11,084
09/30/2000                           $16,521          $16,290          $13,574
12/31/2000                           $17,658          $15,015          $13,998



4. Sources: Standard and Poor's Micropal; Keefe, Bruyette & Woods, Inc. The S&P 500 Composite Index consists of 500 domestic stocks, comprising four broad sectors: industrials, utilities, financials and transportation. The S&P 500 serves as the standard for measuring large-cap, U.S. stock market performance. Since some industries are characterized by companies of relatively small stock capitalization, the index is not composed of the 500 largest, U.S. publicly traded companies. The KBW 50 Total Return Index is a market capitalization-weighted index used by investors to assess performance and by banking companies to compare their own stock market and total return performance against an industry peer group. When substitutions in the KBW 50 occur, they usually result from merger or failure.

Past performance does not guarantee future results.                           11
PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights

                                                                                 CLASS Z
                                                                ------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                                ------------------------------------------
                                                                 2000       1999        1998       1997+
                                                                ------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $13.05     $12.85      $12.27      $10.00
                                                                ------------------------------------------
Income from investment operations:
 Net investment income......................................        .23        .16         .24         .04
 Net realized and unrealized gains..........................       3.87        .45         .64        2.35
                                                                ------------------------------------------
Total from investment operations............................       4.10        .61         .88        2.39
                                                                ------------------------------------------
Less distributions from:
 Net investment income......................................       (.24)      (.19)       (.19)       (.03)
 Net realized gains.........................................       (.58)      (.22)       (.11)       (.09)
                                                                ------------------------------------------
Total distributions.........................................       (.82)      (.41)       (.30)       (.12)
                                                                ------------------------------------------
Net asset value, end of year................................     $16.33     $13.05      $12.85      $12.27
                                                                ==========================================
Total Return*...............................................     32.29%      4.78%       7.08%      23.92%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $80,051    $76,916    $143,132    $136,350
Ratios to average net assets:
 Expenses(a)................................................      1.24%      1.07%       1.01%       1.00%**
 Expenses, excluding waiver and payments by affiliate(a)....      1.24%      1.20%       1.10%       1.62%**
 Net investment income......................................      1.65%      1.17%       1.76%       1.37%**
Portfolio turnover rate.....................................     53.65%     81.81%     136.76%      42.26%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
   Expenses.................................................      1.23%      1.05%       1.00%       1.00%**
   Expenses, excluding waiver and payments by affiliate.....      1.23%      1.18%       1.09%       1.62%**

*Total return is not annualized.
**Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding effective year ended December 31, 1998.
 12
PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                                  CLASS A
                                                                -------------------------------------------
                                                                          YEAR ENDED DECEMBER 31,
                                                                -------------------------------------------
                                                                  2000        1999        1998       1997+
                                                                -------------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................      $13.07      $12.87      $12.27     $10.00
                                                                -------------------------------------------
Income from investment operations:
 Net investment income......................................         .18         .11         .17        .03
 Net realized and unrealized gains..........................        3.87         .45         .69       2.35
                                                                -------------------------------------------
Total from investment operations............................        4.05         .56         .86       2.38
                                                                -------------------------------------------
Less distributions from:
 Net investment income......................................        (.19)       (.14)       (.15)      (.02)
 Net realized gains.........................................        (.58)       (.22)       (.11)      (.09)
                                                                -------------------------------------------
Total distributions.........................................        (.77)       (.36)       (.26)      (.11)
                                                                -------------------------------------------
Net asset value, end of year................................      $16.35      $13.07      $12.87     $12.27
                                                                ===========================================
Total Return*...............................................      31.90%       4.35%       6.90%     23.83%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $131,331    $107,935    $164,989    $78,249
Ratios to average net assets:
 Expenses(a)................................................       1.59%       1.42%       1.36%      1.35%**
 Expenses, excluding waiver and payments by affiliate(a)....       1.59%       1.55%       1.45%      1.97%**
 Net investment income......................................       1.30%        .82%       1.42%      1.02%**
Portfolio turnover rate.....................................      53.65%      81.81%     136.76%     42.26%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
   Expenses.................................................       1.58%       1.40%       1.35%      1.35%**
   Expenses, excluding waiver and payments by affiliate.....       1.58%       1.53%       1.44%      1.97%**

*Total return does not reflect sales commissions and is not annualized. **Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.
                                                                              13
PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                        CLASS B
                                                                -----------------------
                                                                YEAR ENDED DECEMBER 31,
                                                                -----------------------
                                                                 2000            1999+
                                                                -----------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................    $13.00          $12.87
                                                                -----------------------
Income from investment operations:
 Net investment income......................................       .09             .03
 Net realized and unrealized gains..........................      3.83             .44
                                                                -----------------------
Total from investment operations............................      3.92             .47
                                                                -----------------------
Less distributions from:
 Net investment income......................................      (.13)           (.12)
 Net realized gains.........................................      (.58)           (.22)
                                                                -----------------------
Total distributions.........................................      (.71)           (.34)
                                                                -----------------------
Net asset value, end of year................................    $16.21          $13.00
                                                                =======================
Total Return*...............................................    31.00%           3.69%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $4,429          $1,065
Ratios to average net assets:
 Expenses(a)................................................     2.24%           2.08%
 Expenses, excluding waiver and payments by affiliate(a)....     2.24%           2.21%
 Net investment income......................................      .62%            .19%
Portfolio turnover rate.....................................    53.65%          81.81%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
   Expenses.................................................     2.23%           2.06%
   Expenses, excluding waiver and payments by affiliate.....     2.23%           2.19%

*Total return does not reflect the contingent deferred sales charge. +Effective date of Class B shares was January 1, 1999.
++Based on average weighted shares outstanding.
 14
PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Highlights (continued)

                                                                                 CLASS C
                                                                -----------------------------------------
                                                                         YEAR ENDED DECEMBER 31,
                                                                -----------------------------------------
                                                                 2000       1999        1998       1997+
                                                                -----------------------------------------
PER SHARE OPERATING PERFORMANCE++
(For a share outstanding throughout the year)
Net asset value, beginning of year..........................     $13.05     $12.83      $12.26     $10.00
                                                                -----------------------------------------
Income from investment operations:
 Net investment income......................................        .09        .02         .08        .01
 Net realized and unrealized gains..........................       3.86        .46         .68       2.35
                                                                -----------------------------------------
Total from investment operations............................       3.95        .48         .76       2.36
                                                                -----------------------------------------
Less distributions from:
 Net investment income......................................       (.10)      (.04)       (.08)      (.01)
 Net realized gains.........................................       (.58)      (.22)       (.11)      (.09)
                                                                -----------------------------------------
Total distributions.........................................       (.68)      (.26)       (.19)      (.10)
                                                                -----------------------------------------
Net asset value, end of year................................     $16.32     $13.05      $12.83     $12.26
                                                                =========================================
Total Return*...............................................     31.08%      3.75%       6.13%     23.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's).............................    $94,851    $88,773    $127,717    $43,207
Ratios to average net assets:
 Expenses(a)................................................      2.23%      2.06%       2.01%      2.00%**
 Expenses, excluding waiver and payments by affiliate(a)....      2.23%      2.19%       2.10%      2.62%**
 Net investment income......................................       .67%       .18%        .77%       .37%**
Portfolio turnover rate.....................................     53.65%     81.81%     136.76%     42.26%

(a)Excluding dividend expense on securities sold short, the
   ratios of expenses and expenses, excluding waiver and
   payments by affiliate to average net assets, would have
   been:
   Expenses.................................................      2.22%      2.04%       2.00%      2.00%**
   Expenses, excluding waiver and payments by affiliate.....      2.22%      2.17%       2.09%      2.62%**

*Total return does not reflect sales commissions or the contingent deferred sales charge and is not annualized.
**Annualized.
+For the period August 19, 1997 (commencement of operations) to December 31,
1997.
++Based on average weighted shares outstanding effective year ended December 31, 1999.
                       See Notes to Financial Statements.
                                                                              15
PAGE

MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000

                                                                                    SHARES/
                                                                   COUNTRY          WARRANTS          VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS 80.3%
BANKS 44.3%
Amcore Financial Inc. ......................................    United States           40,000     $    827,500
AmSouth Bancorporation......................................    United States          128,000        1,952,000
Anglo Irish Bank Corp. PLC..................................    Irish Republic       2,371,718        6,961,782
Banca Nazionale del Lavoro SpA..............................        Italy              630,000        1,934,130
Bank of Ireland.............................................    Irish Republic         171,140        1,695,124
Banknorth Group Inc. .......................................    United States           68,510        1,365,918
City National Corp. ........................................    United States          152,653        5,924,845
Comerica Inc. ..............................................    United States           33,400        1,983,125
Commercial Federal Corp. ...................................    United States          482,700        9,382,481
Dime Bancorp Inc. ..........................................    United States          150,000        4,434,375
DNB Holding ASA.............................................        Norway             341,100        1,837,302
Financial Institutions Inc. ................................    United States           29,268          396,947
+First Community Bancorp....................................    United States          439,765        6,596,475
First Essex Bancorp Inc. ...................................    United States           59,300        1,189,706
First Tennessee National Corp. .............................    United States            6,300          182,306
Firstar Corp. ..............................................    United States           77,600        1,804,200
Fleet Boston Financial Corp. ...............................    United States          120,000        4,507,500
Gjensidige Norway Sparebank, 144A...........................        Norway             144,500        4,211,204
Greenpoint Financial Corp. .................................    United States          163,386        6,688,614
M & T Bank Corp. ...........................................    United States           80,000        5,440,000
Mellon Financial Corp. .....................................    United States           53,500        2,631,531
PNC Financial Services Group................................    United States           20,100        1,468,556
*Professional Bancorp Inc. .................................    United States           84,000          645,750
+Prosperity Bancshares Inc. ................................    United States          276,500        5,460,875
Southtrust Corp. ...........................................    United States           50,000        2,034,375
Sovereign Bancorp Inc. .....................................    United States        1,153,200        9,369,750
(R)+*State National Bancshares Inc. ........................    United States          507,936        8,126,976
(R)+*Superior Financial Corp. ..............................    United States          737,000        8,060,938
TCF Financial Corp. ........................................    United States          227,200       10,124,600
Texas Regional Bancshares Inc., A...........................    United States           85,690        2,784,925
U.S. Bancorp................................................    United States          410,730       11,988,179
+Warren Bancorp Inc. .......................................    United States          415,300        3,322,400
Washington Mutual Inc. .....................................    United States           25,000        1,326,563
Wells Fargo & Co. ..........................................    United States           13,469          750,055
*Zions Bancorp., wts., 1/01/03..............................    United States            3,669          129,066
                                                                                                   ------------
                                                                                                    137,540,073
                                                                                                   ------------
DIVERSIFIED FINANCIALS 21.9%
Bear Stearns Cos. Inc. .....................................    United States           10,500          532,219
Capital One Financial Corp. ................................    United States           60,000        3,948,750
Chase Manhattan Corp. ......................................    United States           78,250        3,555,484
CIT Group Inc., A...........................................    United States          368,830        7,422,704
*CompuCredit Corp. .........................................    United States          186,500        3,380,313
Heller Financial Inc. ......................................    United States          224,736        6,896,586
Household International Inc. ...............................    United States          186,070       10,233,850
Investors Group Inc. .......................................        Canada             171,900        2,969,910

 16
PAGE
MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                    SHARES/
                                                                   COUNTRY          WARRANTS          VALUE
---------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
DIVERSIFIED FINANCIALS (CONT.)
Irish Life & Permanent PLC..................................    Irish Republic         517,300     $  6,394,481
John Hancock Financial Services Inc. .......................    United States          107,800        4,055,975
Lehman Brothers Holdings Inc. ..............................    United States           23,800        1,609,475
Metris Cos. Inc. ...........................................    United States          249,100        6,554,444
*MFN Financial Corp. .......................................    United States           54,677          246,047
Providian Financial Corp. ..................................    United States           90,000        5,175,000
*Waypoint Financial Corp. ..................................    United States          450,000        4,950,000
                                                                                                   ------------
                                                                                                     67,925,238
                                                                                                   ------------
INSURANCE 14.1%
Allmerica Financial Corp. ..................................    United States           79,700        5,778,250
*American Financial Group Inc. .............................    United States           69,800        1,854,063
American General Corp. .....................................    United States            8,000          652,000
*American Physicians Capital Inc. ..........................    United States          405,500        6,716,094
*Berkshire-Hathaway Inc., A.................................    United States               75        5,325,000
*Berkshire-Hathaway Inc., B.................................    United States              124          291,896
Industrial Alliance Life Insurance Co. .....................        Canada              92,780        2,510,990
*IPC Holdings Ltd. .........................................       Bermuda              54,600        1,146,600
Jefferson-Pilot Corp. ......................................    United States           36,600        2,735,850
MBIA Inc. ..................................................    United States           65,100        4,825,538
Old Republic International Corp. ...........................    United States           80,000        2,560,000
PMI Group Inc. .............................................    United States           39,150        2,649,966
Radian Group Inc. ..........................................    United States           50,891        3,820,006
Renaissance Holdings Ltd. ..................................       Bermuda               7,100          556,019
XL Capital Ltd., A..........................................       Bermuda              28,000        2,446,500
                                                                                                   ------------
                                                                                                     43,868,772
                                                                                                   ------------
MACHINERY
Atle AB.....................................................        Sweden               3,300           43,893
                                                                                                   ------------
TOTAL COMMON STOCKS (COST $186,679,453).....................                                        249,377,976
                                                                                                   ------------
PREFERRED STOCKS (COST $32,660)
Finova Finance Trust, 5.50%, cvt. pfd. .....................    United States            2,880           25,920
                                                                                                   ------------
                                                                                   PRINCIPAL
                                                                                    AMOUNT**
                                                                                  ------------
CORPORATE BONDS 2.1%
Finova Capital Corp.:
  Revolver 1................................................    United States     $    212,500          139,453
  Revolver 2................................................    United States          176,500          110,754
  9.125%, 2/27/02...........................................    United States           35,000           22,575
  6.12%, 5/28/02............................................    United States           40,000           25,800
  6.50%, 7/28/02............................................    United States           15,000            9,675
  6.39%, 10/08/02...........................................    United States           70,000           45,150
  6.25%, 11/01/02...........................................    United States           90,000           58,050

                                                                              17
PAGE
MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)

                                                                                   PRINCIPAL
                                                                   COUNTRY          AMOUNT**          VALUE
                                                                   ----------------------------------------
CORPORATE BONDS (CONT.)
  6.54%, 11/15/02...........................................    United States     $     25,000     $     15,318
  5.99%, 1/10/03............................................    United States           32,000           20,000
  6.11%, 2/18/03............................................    United States          330,000          206,250
  FRN, 6.7975%, 6/18/03.....................................    United States          105,000           65,625
  6.33%, 11/24/03...........................................    United States           60,000           37,500
  6.00%, 1/07/04............................................    United States          100,000           61,000
  6.125%, 3/15/04...........................................    United States          215,000          131,150
  7.125%, 5/17/04...........................................    United States          200,000          122,000
  7.25%, 11/08/04...........................................    United States          670,000          408,700
  6.375%, 5/15/05...........................................    United States          415,000          244,850
  7.40%, 5/06/06............................................    United States           80,000           46,918
  7.40%, 6/01/07............................................    United States           15,000            8,625
  7.625%, 9/21/09...........................................    United States          115,000           66,125
Fremont General Corp., Series B, 7.875%, 3/17/09............    United States        1,160,000          553,900
Greyhound Financial Corp.:
  7.25%, 4/01/01............................................    United States           30,000           20,700
  Series B, 7.82%, 1/27/03..................................    United States           45,000           28,125
Matrix Bancorp Inc., 11.50%, 9/30/04........................    United States        2,200,000        1,870,000
MFN Financial Corp.:
  Series A, 10.00%, 3/23/01.................................    United States          177,407          174,302
  Series B, FRN, 10.9588%, 3/23/01..........................    United States          197,407          193,952
(R)Source Capital Corp., 7.50%, 3/01/08.....................    United States        1,400,000        1,191,974
Xerox Credit Corp., 0.80%, 12/16/02.........................    United States      100,000,000JPY       525,394
                                                                                                   ------------
TOTAL CORPORATE BONDS (COST $6,858,882).....................                                          6,403,865
                                                                                                   ------------
GOVERNMENT AGENCIES 16.2%
Fannie Mae, 6.14% to 6.54%, with maturities to 9/24/01......                        17,500,000       17,071,186
Federal Home Loan Bank, 5.37% to 6.67%, with maturities to
  12/21/01..................................................                        18,500,000       17,983,679
Federal Home Loan Mortgage Corp., 5.70% to 6.19%, with
  maturities to 10/11/01....................................                        15,480,000       15,407,875
                                                                                                   ------------
TOTAL GOVERNMENT AGENCIES (COST $50,415,329)................                                         50,462,740
                                                                                                   ------------
                                                                                   CONTRACTS
                                                                                  ------------
OPTIONS
Capital One Financial Corp., January/55/Put.................    United States              100            6,250
Comerica Inc., January/55/Put...............................    United States              100            7,500
Firstar Corp., January/22.5/Put.............................    United States              150            7,970
Fleet Boston Financial Corp., January/35/Put................    United States              250           12,500
TCF Financial Corp., January/40/Put.........................    United States              250            4,675
                                                                                                   ------------
TOTAL OPTIONS (COST $91,575)................................                                             38,895
                                                                                                   ------------
TOTAL INVESTMENTS (COST $244,077,899) 98.6%.................                                        306,309,396
OPTIONS WRITTEN (.2%).......................................                                           (557,875)
NET EQUITY IN FORWARD CONTRACTS (.3%).......................                                           (965,544)
OTHER ASSETS, LESS LIABILITIES 1.9%.........................                                          5,875,830
                                                                                                   ------------
TOTAL NET ASSETS 100.0%.....................................                                       $310,661,807
                                                                                                   ============

 18
PAGE
MUTUAL FINANCIAL SERVICES FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2000 (CONT.)


OPTIONS WRITTEN
ISSUER                                                             COUNTRY         CONTRACTS          VALUE
---------------------------------------------------------------------------------------------------------------
Household International Inc., January/50/Call...............    United States              250     $    149,250
PNC Financial Services Group, January/70/Call...............    United States               50           22,500
Providian Financial Corp, January/45/Call...................    United States              250          300,000
Wells Fargo & Co., January/50/Call..........................    United States              130           86,125
                                                                                                   ------------
TOTAL OPTIONS WRITTEN (PREMIUMS RECEIVED $312,380)..........                                       $    557,875
                                                                                                   ============

CURRENCY ABBREVIATION:

JPY -- Japanese Yen

*Non-income producing.
**Securities denominated in U.S. dollars, unless otherwise indicated.
(R)Restricted securities (See note 6).
+Affiliated issuers (See note 7).
                       See Notes to Financial Statements.
                                                                              19
PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000

Assets:
 Investments in securities, at value:
  Unaffiliated issuers (cost $215,168,560)..................    $274,741,732
  Non controlled affiliates (cost $28,909,339)..............      31,567,664    $306,309,396
                                                                ------------
 Cash.......................................................                       1,011,131
 Receivables:
  Investment securities sold................................                       3,934,317
  Capital shares sold.......................................                       1,706,712
  Dividends and interest....................................                         653,164
 Unrealized gain on forward exchange contracts (Note 8).....                         163,674
 Deposits with broker.......................................                         189,337
                                                                                ------------
      Total assets..........................................                     313,967,731
                                                                                ------------
Liabilities:
 Payables:
  Investment securities purchased...........................                         705,527
  Capital shares redeemed...................................                         322,622
  To affiliates.............................................                         504,834
 Options written, at value (premiums received $312,380).....                         557,875
 Unrealized loss on forward exchange contracts (Note 8).....                       1,129,218
 Accrued expenses...........................................                          85,848
                                                                                ------------
      Total liabilities.....................................                       3,305,924
                                                                                ------------
Net assets, at value........................................                    $310,661,807
                                                                                ============
Net assets consist of:
 Undistributed net investment income........................                    $    128,782
 Net unrealized appreciation................................                      61,020,458
 Accumulated net realized gain..............................                       7,225,885
 Capital shares.............................................                     242,286,682
                                                                                ------------
Net assets, at value........................................                    $310,661,807
                                                                                ============

 20
PAGE
MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)

DECEMBER 31, 2000

CLASS Z:
 Net asset value and maximum offering price per share ($80,050,929 /
  4,903,319 shares outstanding).............................................          $16.33
                                                                                ============
CLASS A:
 Net asset value per share ($131,331,360 / 8,033,727 shares outstanding)....          $16.35
                                                                                ============
 Maximum offering price per share ($16.35 / 94.25%).........................          $17.35
                                                                                ============
CLASS B:
 Net asset value and maximum offering price per share ($4,428,480 / 273,115
  shares outstanding)*......................................................          $16.21
                                                                                ============
CLASS C:
 Net asset value per share ($94,851,038 / 5,812,474 shares outstanding)*....          $16.32
                                                                                ============
 Maximum offering price per share ($16.32 / 99.00%).........................          $16.48
                                                                                ============

*Redemption price per share is equal to net asset value less any applicable sales charge.
                       See Notes to Financial Statements.
                                                                              21
PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)
STATEMENT OF OPERATIONS
DECEMBER 31, 2000

Investment Income:
 (net of foreign taxes of $44,207)
 Dividends..................................................    $ 4,870,683
 Interest...................................................      2,598,579
                                                                -----------
      Total investment income...............................                   $ 7,469,262
                                                                               -----------
Expenses:
 Management fees (Note 3)...................................      2,060,053
 Administrative fees (Note 3)...............................        200,059
 Distribution fees (Note 3)
  Class A...................................................        371,842
  Class B...................................................         26,369
  Class C...................................................        796,003
 Transfer agent fees (Note 3)...............................        702,300
 Custodian fees.............................................         11,500
 Reports to shareholders....................................         99,000
 Registration and filing fees...............................         47,500
 Professional fees..........................................         40,200
 Directors' fees and expenses...............................         17,056
 Dividends for securities sold short........................         15,477
 Other......................................................          9,000
                                                                -----------
      Total expenses........................................                     4,396,359
                                                                               -----------
            Net investment income...........................                     3,072,903
                                                                               -----------
Realized and unrealized gains (losses):
 Net realized gain from:
  Investments...............................................     12,805,181
  Foreign currency transactions.............................      1,295,722
  Short sale transactions...................................      1,162,848
                                                                -----------
      Net realized gain.....................................                    15,263,751
Net unrealized appreciation (depreciation) on:
   Investments..............................................     53,435,935
   Translation of assets and liabilities denominated in
     foreign currencies.....................................     (1,114,358)
                                                                -----------
      Net unrealized appreciation...........................                    52,321,577
                                                                               -----------
Net realized and unrealized gain............................                    67,585,328
                                                                               -----------
Net increase in net assets resulting from operations........                   $70,658,231
                                                                               ===========

                       See Notes to Financial Statements.
 22
PAGE

MUTUAL FINANCIAL SERVICES FUND
Financial Statements (continued)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                                    2000               1999
                                                                --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $  3,072,903       $   2,451,265
  Net realized gain from investments, foreign currency
   transactions and short sale transactions.................      15,263,751          10,541,579
  Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign
   currencies...............................................      52,321,577           2,510,923
                                                                --------------------------------
    Net increase in net assets resulting from operations....      70,658,231          15,503,767

 Distributions to shareholders from:
  Net investment income:
   Class Z..................................................      (1,126,485)         (1,205,105)
   Class A..................................................      (1,466,519)         (1,195,910)
   Class B..................................................         (31,977)             (6,371)
   Class C..................................................        (585,625)           (307,658)
  Net realized gains:
   Class Z..................................................      (2,715,799)         (1,295,892)
   Class A..................................................      (4,294,098)         (1,804,345)
   Class B..................................................        (128,028)            (16,201)
   Class C..................................................      (3,247,042)         (1,500,239)
                                                                --------------------------------
  Total distributions to shareholders.......................     (13,595,573)         (7,331,721)
  Capital share transactions (Note 2):
   Class Z..................................................     (11,763,109)        (68,514,713)
   Class A..................................................        (356,597)        (60,151,254)
   Class B..................................................       2,526,168           1,104,650
   Class C..................................................     (11,496,864)        (41,758,899)
                                                                --------------------------------
  Total capital share transactions..........................     (21,090,402)       (169,320,216)
    Net increase (decrease) in net assets...................      35,972,256        (161,148,170)

Net assets:
 Beginning of year..........................................     274,689,551         435,837,721
                                                                --------------------------------
 End of year................................................    $310,661,807       $ 274,689,551
                                                                ================================

Undistributed net investment income included in net assets:
 End of year................................................    $    128,782       $      72,102
                                                                ================================

                       See Notes to Financial Statements.
                                                                              23
PAGE

MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Financial Services Fund (the Fund) is a separate, diversified series of Franklin Mutual Series Fund, Inc. (the Series Fund), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks long-term capital appreciation by investing approximately 65% of its assets in securities issued by companies in the financial services industry. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the recorded amounts of dividends, interest and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

 24
PAGE
MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (continued)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

c. SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS
(CONT.)
Common expenses incurred by the Series Fund are allocated among the funds comprising the Series Fund based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

d. FORWARD EXCHANGE CONTRACTS:

The Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

e. OPTION CONTRACTS:

Options purchased are recorded as investments; options written (sold) are recorded as liabilities. When an option expires, the premium (original option value) is realized as a gain if the option was written or as a loss if the option was purchased. When the exercise of an option results in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss.

f. SECURITIES SOLD SHORT:

The Fund may engage in selling securities short, which obligates the Fund to replace a security borrowed. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale. The Fund must also maintain a deposit with the broker consisting of cash and securities having a value equal to a specified percentage of the value of the securities sold short.

g. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

                                                                              25
PAGE
MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK

The Fund offers four classes of shares: Class Z, Class A, Class B, and Class C shares. Effective January 1, 1999, Class I and Class II shares were renamed Class A and Class C shares, respectively, and a fourth class of shares, Class B was established. Each class of shares differ by its initial sales load, distribution fees, voting rights on matters affecting a single class, and its exchange privilege.

At December 31, 2000, there were 500 million shares authorized ($0.001 par value) of which 200 million, 100 million, 100 million, and 100 million were designated as Class Z, Class A, Class B, and Class C shares, respectively. Transactions in the Fund's shares were as follows:

                                                                                YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------
                                                                        2000                               1999
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                             -------------------------------------------------------------
CLASS Z:
Shares sold................................................   1,886,900    $ 25,580,763          1,500,207    $ 20,309,447
Shares issued on reinvestment of distributions.............     251,877       3,594,862            180,539       2,351,572
Shares redeemed............................................  (3,130,094)    (40,938,734)        (6,923,737)    (91,175,732)
                                                             -------------------------------------------------------------
Net decrease...............................................    (991,317)   $(11,763,109)        (5,242,991)   $(68,514,713)
                                                             =============================================================

                                                                                YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------
                                                                        2000                               1999
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                             -------------------------------------------------------------
CLASS A:
Shares sold................................................   5,244,805    $ 73,131,350          2,330,975    $ 31,882,857
Shares issued on reinvestment of distributions.............     377,018       5,400,308            214,398       2,794,234
Shares redeemed............................................  (5,845,663)    (78,888,255)        (7,111,825)    (94,828,345)
                                                             -------------------------------------------------------------
Net decrease...............................................    (223,840)   $   (356,597)        (4,566,452)   $(60,151,254)
                                                             =============================================================

                                                                                YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------
                                                                        2000                              1999+
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                             -------------------------------------------------------------
CLASS B:
Shares sold................................................     205,261    $  2,717,654             81,880    $  1,105,837
Shares issued on reinvestment of distributions.............      10,211         145,537              1,614          20,760
Shares redeemed............................................     (24,236)       (337,023)            (1,615)        (21,947)
                                                             -------------------------------------------------------------
Net increase...............................................     191,236    $  2,526,168             81,879    $  1,104,650
                                                             =============================================================

+Effective date of Class B shares was January 1, 1999.

 26
PAGE
MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK (CONT.)

                                                                                YEAR ENDED DECEMBER 31,
                                                             -------------------------------------------------------------
                                                                        2000                               1999
                                                             -------------------------------------------------------------
                                                               SHARES         AMOUNT              SHARES         AMOUNT
                                                             -------------------------------------------------------------
CLASS C:
Shares sold................................................   1,479,962    $ 19,450,389            889,788    $ 11,927,663
Shares issued on reinvestment of distributions.............     249,176       3,544,334            130,019       1,687,741
Shares redeemed............................................  (2,717,787)    (34,491,587)        (4,170,705)    (55,374,303)
                                                             -------------------------------------------------------------
Net decrease...............................................    (988,649)   $(11,496,864)        (3,150,898)   $(41,758,899)
                                                             =============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Fund are also officers and/or directors of Franklin Mutual Advisers, LLC (Franklin Mutual) and Franklin Templeton Services, LLC (FT Services), the Fund's investment manager and administrative manager, respectively. Franklin/Templeton Investor Services, LLC (Investor Services) and Franklin/Templeton Distributors, Inc. (Distributors) are the Fund's transfer agent and principal underwriter, respectively.

The Fund pays an investment management fee to Franklin Mutual of .80% per year of the average daily net assets of the Fund.

The Fund pays its allocated share of an administrative fee to FT Services based on the Series Fund's aggregated average daily net assets as follows:

ANNUALIZED
 FEE RATE                  AVERAGE DAILY NET ASSETS
      ----------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million up to and including $700 million
0.10%         Over $700 million up to and including $1.2 billion
0.075%        Over $1.2 billion

The Fund reimburses Distributors for costs incurred in marketing the Fund's shares up to .35% , 1.00%, and 1.00% per year of the average daily net assets of Class A, Class B, and Class C shares, respectively. Distributors received net commissions from sales of those shares and received contingent deferred sales charges for the year of $59,246 and $59,967, respectively.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

                                                                              27
PAGE
MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (continued)

4. INCOME TAXES (CONT.)
At December 31, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $244,148,088 was as follows:

Unrealized appreciation.....................................  $ 68,274,847
Unrealized depreciation.....................................    (6,113,539)
                                                              ------------
Net unrealized appreciation.................................  $ 62,161,308
                                                              ============

Net investment income and net realized capital gains differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

The Fund utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for tax purposes.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 aggregated $122,566,832 and $176,174,149, respectively.

Transactions in options written during the year ended December 31, 2000 were as follows:

                                                                  NUMBER
                                                               OF CONTRACTS     PREMIUM
                                                               ------------------------
Options outstanding at December 31, 1999....................          0        $       0
Options written.............................................      1,096          591,089
Options expired.............................................       (416)        (278,709)
                                                               -------------------------
Options outstanding at December 31, 2000....................        680        $ 312,380
                                                               =========================

6. RESTRICTED SECURITIES

The Fund may purchase securities through a private offering that generally cannot be sold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at December 31, 2000 are as follows:

NUMBER OF SHARES OR                                                                    ACQUISITION
 PRINCIPAL AMOUNT                                ISSUER                                   DATE            VALUE
------------------------------------------------------------------------------------------------------------------
     1,400,000        Source Capital Corp., 7.50%, 3/01/08........................       2/06/98       $ 1,191,974
       507,936        State National Bancshares Inc. .............................       6/08/98         8,126,976
       737,000        Superior Financial Corp. ...................................       3/27/98         8,060,938
                                                                                                       -----------
TOTAL RESTRICTED SECURITIES (COST $16,001,326) (5.59% OF NET ASSETS)..............                     $17,379,888
                                                                                                       ===========

 28
PAGE
MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (continued)

7. INVESTMENT IN AFFILIATES

The Investment Company Act of 1940 defines "affiliated persons" to include any persons, such as the Fund, that owns 5% or more of the outstanding voting securities of another person. Investments in "affiliated persons" at December 31, 2000, were $31,567,664. For the year ended December 31, 2000, dividend income from "affiliated persons" was $489,358 and net realized losses from disposition of "affiliated persons" were $1,936,969.

                                   NUMBER OF                                NUMBER OF
                                  SHARES HELD      GROSS       GROSS       SHARES HELD        VALUE       INVESTMENT INCOME
NAME OF ISSUER                   DEC. 31, 1999   ADDITIONS   REDUCTIONS   DEC. 31, 2000   DEC. 31, 2000   1/01/00-12/31/00
---------------------------------------------------------------------------------------------------------------------------
NON CONTROLLED AFFILIATES
Broadway Financial.............      56,662                    (56,662)           --                 *              --
First Community Bancorp........          --       439,765           --       439,765       $ 6,596,475        $ 79,158
Pacific Bank NA**..............     531,462            --     (531,462)           --                 *          42,517
Professional Bancorp...........     171,216            --      (87,216)       84,000                 *              --
Prosperity Bancshares Inc. ....     180,400        96,100           --       276,500         5,460,875          49,770
Rancho Sante Fe National
 Bank***.......................     347,223            --     (347,223)           --                 *          62,500
State National Bancshares
 Inc. .........................     507,936            --           --       507,936         8,126,976              --
Superior Financial Corp. ......     737,000            --           --       737,000         8,060,938              --
Warren Bancorp.................     405,300        10,000           --       415,300         3,322,400         255,413
                                                                                          ---------------------------------
TOTAL NON CONTROLLED AFFILIATES                                                            $31,567,664        $489,358
                                                                                          =================================

                                  REALIZED
                                   CAPITAL
NAME OF ISSUER                      LOSS
-------------------------------  -----------
NON CONTROLLED AFFILIATES
Broadway Financial.............  $  (146,334)
First Community Bancorp........           --
Pacific Bank NA**..............           --
Professional Bancorp...........   (1,790,635)
Prosperity Bancshares Inc. ....           --
Rancho Sante Fe National
 Bank***.......................           --
State National Bancshares
 Inc. .........................           --
Superior Financial Corp. ......           --
Warren Bancorp.................           --
                                 -----------
TOTAL NON CONTROLLED AFFILIATES  $(1,936,969)
                                 ===========

*As of December 31, 2000, no longer an affiliate.
**Pacific Bank NA merged into City National Corp effective March 1, 2000. ***Rancho Sante Fe National Bank merged into First Community Bancorp effective June 5, 2000.

8. FINANCIAL INSTRUMENTS

The Fund has been a party to financial instruments with off-balance sheet risk, primarily forward exchange contracts in order to minimize the impact on the Fund from adverse changes in the relationship between the functional currency and foreign currencies and interest rates. These instruments involve market risk in excess of the amount recognized on the Statement of Assets and Liabilities. Some of these risks have been minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values and interest rates and contract positions that are not exact offsets. The contract amount indicates the extent of the Fund's involvement in such contracts.

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

                                                                              29
PAGE
MUTUAL FINANCIAL SERVICES FUND
Notes to Financial Statements (continued)

8. FINANCIAL INSTRUMENTS (CONT.)
As of December 31, 2000, the Fund had the following forward exchange contracts outstanding:

                                                                                     IN           SETTLEMENT      UNREALIZED
CONTRACTS TO BUY:                                                               EXCHANGE FOR         DATE         GAIN/(LOSS)
                                                                                   ---------------------------------------
------------
     2,547,089       Canadian Dollars......................................    U.S.$ 1,672,855     1/31/01      U.S.$    24,188
                                                                                     ---------                        ---------
                                                                                     ---------                        ---------

CONTRACTS TO SELL:
------------------
     9,363,280       Canadian Dollars......................................    U.S.$ 6,373,367     1/31/01      U.S.$   134,915
    45,595,556       Japanese Yen..........................................            409,553     3/27/01                4,571
                                                                                     ---------                        ---------
                                                                               U.S.$ 6,782,920                          139,486
                                                                                     ---------                        ---------
                                                                                     ---------
        Unrealized gain on forward exchange contracts......................                                     U.S.$   163,674

                                                                                                                      ---------
CONTRACTS TO SELL:
------------------
     1,000,000       Canadian Dollars......................................    U.S.$   655,068     1/31/01      U.S.$   (11,200)
     2,955,000       European Unit.........................................          2,716,306     2/15/01              (64,002)
     6,559,889       European Unit.........................................          5,836,037     2/26/01             (338,561)
    49,224,134       Norwegian Krone.......................................          5,351,107     3/13/01             (218,843)
     2,350,500       European Unit.........................................          2,066,016     3/14/01             (147,782)
     3,500,000       European Unit.........................................          2,970,800     4/30/01             (330,914)
       200,000       European Unit.........................................            170,880     5/21/01              (17,916)
                                                                                     ---------                        ---------
                                                                               U.S.$19,766,214                       (1,129,218)
                                                                                     ---------                        ---------
                                                                                     ---------
        Unrealized loss on forward exchange contracts......................                                          (1,129,218)
                                                                                                                      ---------
          Net unrealized loss on forward exchange contracts................                                     U.S.$  (965,544)
                                                                                                                      ---------
                                                                                                                      ---------

 30
PAGE

REPORT OF ERNST & YOUNG LLP,
INDEPENDENT AUDITORS
To the Board of Directors of Franklin Mutual Series Fund Inc. and Shareholders of Mutual Financial Services Fund

We have audited the accompanying statement of assets and liabilities of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund Inc. ("Fund"), including the statement of investments, as of December 31, 2000, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers, or other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual Financial Services Fund, a portfolio of Franklin Mutual Series Fund Inc., at December 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 26, 2001

                                                                              31
PAGE

FRANKLIN MUTUAL SERIES FUND, INC.
MUTUAL FINANCIAL SERVICES FUND
Tax Designation

Under Section 852(b)(3)(C) of the Internal Revenue Code, the Fund hereby designates $5,685,722 as a capital gain dividend for the fiscal year ended December 31, 2000.

Under Section 854(b)(2) of the Internal Revenue Code, the Fund hereby designates 33.45% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended December 31, 2000.

 32
PAGE

[FRANKLIN TEMPLETON INVESTMENTS LOGO]

MUTUAL FINANCIAL SERVICES FUND
777 Mariners Island Blvd., P.O. Box 7777
San Mateo, CA 94403-7777

ANNUAL REPORT

CHAIRMAN OF THE BOARD
Michael F. Price

OFFICERS
Peter A. Langerman
Robert L. Friedman
Jeffrey Altman
Raymond Garea
Lawrence Sondike
David J. Winters

AUDITORS
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

INVESTMENT MANAGER
Franklin Mutual Advisers, LLC
51 John F. Kennedy Parkway
Short Hills, NJ 07078

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301 - (Class A, B, & C)
1-800/448-FUND - (Class Z)

This report must be preceded or accompanied by the current Mutual Financial Services Fund prospectus, which contains more complete information including risk factors, charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.



479 A00 02/01                    [RECYCLE LOGO]        Printed on recycled paper